Exhibit 99.2

Regions Financial Corporation and Subsidiaries

Financial Supplement

Second Quarter 2012

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2012 Earnings Release

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 1

Consolidated Balance Sheets (unaudited)

	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Assets:
Cash and due from banks	$2,000	$2,036	$2,132	$2,000	$2,271
Interest-bearing deposits in other banks	1,766	5,270	4,913	6,009	5,452
Federal funds sold and securities purchased under agreements to resell	—	167	200	254	251
Trading account assets	110	1,127	1,266	1,462	1,223
Securities available for sale	27,232	27,177	24,471	24,635	23,828
Securities held to maturity	13	15	16	18	21
Loans held for sale	1,187	1,054	1,193	1,012	1,141
Loans, net of unearned income	76,202	76,720	77,594	79,447	81,176
Allowance for loan losses	(2,291)	(2,530)	(2,745)	(2,964)	(3,120)

Net loans	73,911	74,190	74,849	76,483	78,056
Other interest-earning assets	901	1,054	1,085	1,081	1,207
Premises and equipment, net	2,300	2,350	2,375	2,399	2,481
Interest receivable	341	397	361	422	354
Goodwill	4,816	4,816	4,816	5,561	5,561
Mortgage servicing rights (MSRs)	179	199	182	182	268
Other identifiable intangible assets	391	420	449	478	420
Other assets	7,198	8,010	8,742	7,766	8,374

Total assets	$122,345	$128,282	$127,050	$129,762	$130,908

Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$29,694	$29,707	$28,266	$28,296	$28,148
Interest-bearing	65,404	67,431	67,361	67,642	68,183

Total deposits	95,098	97,138	95,627	95,938	96,331
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	2,746	2,287	2,333	1,969	1,740
Other short-term borrowings	560	621	734	974	982

Total short-term borrowings	3,306	2,908	3,067	2,943	2,722
Long-term borrowings	6,230	7,196	8,110	10,140	11,646

Total borrowed funds	9,536	10,104	11,177	13,083	14,368
Other liabilities	3,256	3,506	3,747	3,478	3,321

Total liabilities	107,890	110,748	110,551	112,499	114,020

Stockholders’ equity:
Preferred stock, Series A	—	3,429	3,419	3,409	3,399
Common stock	15	15	13	13	13
Additional paid-in capital	19,898	19,939	19,060	19,059	19,052
Retained earnings (deficit)	(4,136)	(4,395)	(4,527)	(3,913)	(4,000)
Treasury stock, at cost	(1,376)	(1,394)	(1,397)	(1,397)	(1,399)
Accumulated other comprehensive income (loss), net	54	(60)	(69)	92	(177)

Total stockholders’ equity	14,455	17,534	16,499	17,263	16,888

Total liabilities and stockholders’ equity	$122,345	$128,282	$127,050	$129,762	$130,908

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 2

Consolidated Statements of Operations (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Interest income on:
Loans, including fees	$806	$812	$854	$867	$856
Securities:
Taxable	179	174	166	177	208
Tax-exempt	—	—	—	—	—

Total securities	179	174	166	177	208
Loans held for sale	7	7	7	7	9
Trading account assets	—	1	1	—	—
Other interest-earning assets	2	3	3	4	3

Total interest income	994	997	1,031	1,055	1,076

Interest expense on:
Deposits	76	88	95	112	126
Short-term borrowings	—	—	(2)	—	—
Long-term borrowings	80	82	89	93	94

Total interest expense	156	170	182	205	220

Net interest income	838	827	849	850	856
Provision for loan losses	26	117	295	355	398

Net interest income after provision for loan losses	812	710	554	495	458

Non-interest income:
Service charges on deposit accounts	233	254	263	310	308
Capital markets and investment income (loss)	17	28	19	(5)	19
Mortgage income	90	77	57	68	50
Trust department income	50	49	49	49	51
Securities gains (losses), net	12	12	7	(1)	24
Other	105	104	112	92	91

Total non-interest income	507	524	507	513	543

Non-interest expense:
Salaries and employee benefits	434	442	392	383	401
Net occupancy expense	92	94	95	95	98
Furniture and equipment expense	67	64	63	70	72
Goodwill impairment	—	—	253	—	—
Other	249	313	321	302	385

Total non-interest expense	842	913	1,124	850	956

Income (loss) before income taxes	477	321	(63)	158	45
Income tax expense (benefit)	126	82	18	17	(34)

Income (loss) from continuing operations	351	239	(81)	141	79

Discontinued operations:
Income (loss) from discontinued operations before income taxes	4	(65)	(472)	24	4
Income tax expense (benefit)	—	(25)	(5)	10	(26)

Income (loss) from discontinued operations, net of tax	4	(40)	(467)	14	30

Net income (loss)	$355	$199	$(548)	$155	$109

Income (loss) from continuing operations available to common shareholders (1)	$280	$185	$(135)	$87	$25

Net income (loss) available to common shareholders (1)	$284	$145	$(602)	$101	$55

Weighted-average shares outstanding–during quarter:
Basic	1,414	1,282	1,259	1,259	1,258
Diluted	1,418	1,283	1,259	1,261	1,260
Actual shares outstanding–end of quarter	1,413	1,412	1,259	1,259	1,259
Earnings (loss) per common share from continuing operations (1):
Basic	$0.20	$0.14	$(0.11)	$0.07	$0.02
Diluted	$0.20	$0.14	$(0.11)	$0.07	$0.02

Earnings (loss) per common share (1):
Basic	$0.20	$0.11	$(0.48)	$0.08	$0.04
Diluted	$0.20	$0.11	$(0.48)	$0.08	$0.04
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01
Taxable-equivalent net interest income from continuing operations	$850	$839	$858	$859	$864

(1)	Includes preferred stock dividends and accretion

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 3

Selected Ratios and Other Information from Continuing Operations

As of and for Quarter Ended
6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Return on average assets from continuing operations	0.92%	0.59%	(0.43%)	0.26%	0.08%
Return on average assets from continuing operations, excluding goodwill impairment and regulatory charge related tax benefit (non-GAAP) * (1)	0.92%	0.59%	0.37%	0.26%	0.03%
Return on average tangible common stockholders’ equity (non-GAAP) * (1)	12.40%	7.08%	(30.12%)	5.05%	2.88%
Return on average tangible common stockholders’ equity, excluding goodwill impairment and regulatory charge related tax benefit (non-GAAP) * (1)	12.40%	7.08%	6.45%	5.05%	0.57%
Efficiency ratio from continuing operations (non-GAAP) (1)	62.8%	67.9%	64.6%	61.8%	63.6%
Common equity per share	$10.23	$9.99	$10.39	$11.00	$10.71
Tangible common book value per share (non-GAAP) (1)	$6.69	$6.42	$6.37	$6.38	$6.15
Tangible common stockholders’ equity to tangible assets (non-GAAP) (1)	8.04%	7.35%	6.57%	6.48%	6.18%
Tier 1 Common risk-based ratio (non-GAAP) (1) (2)	10.0%	9.6%	8.5%	8.2%	7.9%
Tier 1 Capital (2)	11.0%	14.3%	13.3%	12.8%	12.6%
Tier 1 Capital adjusted for retirement of Series A preferred stock (1) (2)	11.0%	10.5%	9.4%	9.0%	8.8%
Total Risk-Based Capital (2)	14.5%	18.0%	16.9%	16.5%	16.2%
Leverage (2)	8.7%	11.0%	9.9%	9.7%	9.5%
Allowance for loan losses as a percentage of loans, net of unearned income	3.01%	3.30%	3.54%	3.73%	3.84%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.20	x	1.18	x	1.16	x	1.09	x	1.12	x
Net interest margin (FTE) from continuing operations	3.16%	3.09%	3.08%	3.04%	3.07%
Loans, net of unearned income, to total deposits	80.1%	79.0%	81.1%	82.8%	84.3%
Net charge-offs as a percentage of average loans *	1.39%	1.73%	2.16%	2.52%	2.71%
Non-accrual loans, excluding loans held for sale as a percentage of loans	2.51%	2.80%	3.06%	3.41%	3.43%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	3.04%	3.42%	3.83%	4.23%	4.39%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	3.57%	3.97%	4.40%	4.75%	4.98%
Associate headcount [3]	23,422	23,619	23,707	23,713	23,966
Total branch outlets	1,719	1,722	1,726	1,767	1,769
ATMs	2,063	2,070	2,083	2,130	2,132

*	Annualized
(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 16-19
(2)	Current quarter Tier 1 Common, Tier 1, Total Risk-Based Capital and Leverage ratios are estimated
(3)	Excludes Morgan Keegan Associates

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 4

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	6/30/12			3/31/12
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$—	$—	—%
Trading account assets	116	—	—	182	2	4.42
Securities:
Taxable	26,846	179	2.68	25,659	173	2.71
Tax-exempt	16	—	—	33	—	—
Loans held for sale	1,107	8	2.91	1,047	7	2.69
Loans, net of unearned income:
Commercial and industrial	25,650	266	4.17	24,748	258	4.19
Commercial real estate mortgage - owner-occupied	10,805	128	4.76	11,077	130	4.72
Commercial real estate construction - owner-occupied	271	4	5.94	311	4	5.17
Commercial investor real estate mortgage	8,925	81	3.65	9,492	85	3.60
Commercial investor real estate construction	923	8	3.49	994	8	3.24
Residential first mortgage	13,484	144	4.30	13,651	149	4.39
Home equity lending	12,479	111	3.58	12,845	113	3.54
Indirect	2,022	25	4.97	1,908	25	5.27
Consumer credit card	925	28	12.17	952	30	12.67
Other consumer	1,186	22	7.46	1,190	22	7.44

Total loans, net of unearned income	76,670	817	4.29	77,168	824	4.29
Other interest-earning assets	3,311	2	0.24	5,140	3	0.23

Total interest-earning assets	108,066	1,006	3.74	109,229	1,009	3.72
Allowance for loan losses	(2,506)			(2,745)
Cash and due from banks	1,814			1,987
Other non-earning assets	15,052			15,285

	$122,426			$123,756

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,655	1	0.07	$5,362	1	0.08
Interest-bearing transaction accounts	19,447	6	0.12	19,657	6	0.12
Money market accounts	24,456	11	0.18	23,488	12	0.21
Time deposits	17,175	58	1.36	19,053	69	1.46

Total interest-bearing deposits (1)	66,733	76	0.46	67,560	88	0.52
Federal funds purchased and securities sold under agreements to repurchase	1,856	—	—	1,572	—	—
Other short-term borrowings	468	—	—	63	—	—
Long-term borrowings	6,862	80	4.69	7,585	82	4.35

Total interest-bearing liabilities (2)	75,919	156	0.83	76,780	170	0.89

Net interest spread			2.91			2.83

Non-interest-bearing deposits (1) (2)	29,130			28,501
Other liabilities	2,996			2,745
Stockholders’ equity	14,381			15,730

	$122,426			$123,756

Net interest income/margin FTE basis		$850	3.16%		$839	3.09%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.32% and 0.37% for the quarters ended June 30, 2012 and March 31, 2012, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.60% and 0.65% for the quarters ended June 30, 2012 and March 31 2012, respectively.

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 5

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	12/31/11			9/30/11			6/30/11
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$—	$—	—%	$—	$—	—%
Trading account assets	175	1	2.27	182	1	2.18	164	1	2.45
Securities:
Taxable	24,731	166	2.66	24,098	177	2.91	24,765	208	3.37
Tax-exempt	32	—	—	31	—	—	33	—	—
Loans held for sale	1,057	7	2.63	847	7	3.28	1,141	9	3.16
Loans, net of unearned income
Commercial and industrial	24,310	263	4.29	23,953	249	4.12	23,506	249	4.25
Commercial real estate mortgage - owner-occupied	11,404	140	4.87	11,661	163	5.55	11,826	161	5.46
Commercial real estate construction - owner-occupied	346	5	5.73	376	4	4.22	404	4	3.97
Commercial investor real estate mortgage	10,357	91	3.49	11,395	100	3.48	12,607	108	3.44
Commercial investor real estate construction	1,152	9	3.10	1,411	9	2.53	1,805	12	2.67
Residential first mortgage	13,925	153	4.36	14,207	160	4.47	14,329	164	4.59
Home equity lending	13,172	118	3.55	13,454	119	3.51	13,745	119	3.47
Indirect	1,825	25	5.43	1,755	25	5.65	1,681	24	5.73
Consumer credit card	1,002	37	14.65	1,095	24	8.70	12	—	—
Other consumer	1,209	22	7.22	1,206	22	7.24	1,191	22	7.41

Total loans, net of unearned income	78,702	863	4.35	80,513	875	4.31	81,106	863	4.27
Other interest-earning assets	5,690	4	0.28	6,544	4	0.24	5,662	3	0.21

Total interest-earning assets	110,387	1,041	3.74	112,215	1,064	3.76	112,871	1,084	3.85
Allowance for loan losses	(2,901)			(3,150)			(3,200)
Cash and due from banks	1,974			1,972			2,027
Other non-earning assets	15,440			15,549			15,740

	$124,900			$126,586			$127,438

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,153	1	0.08	$5,148	1	0.08	$5,107	1	0.08
Interest-bearing transaction accounts	18,602	7	0.15	16,651	7	0.17	13,898	7	0.20
Money market accounts	23,308	13	0.22	24,571	18	0.29	26,805	20	0.30
Time deposits	19,774	74	1.48	21,369	86	1.60	22,507	98	1.75

Total interest-bearing deposits (1)	66,837	95	0.56	67,739	112	0.66	68,317	126	0.74
Federal funds purchased and securities sold under agreements to repurchase	1,912	(2)	(0.41)	1,604	—	—	1,752	1	0.23
Other short-term borrowings	77	—	—	148	—	—	122	—	—
Long-term borrowings	9,630	90	3.71	10,786	93	3.42	11,726	93	3.18

Total interest-bearing liabilities (2)	78,456	183	0.93	80,277	205	1.01	81,917	220	1.08

Net interest spread			2.81			2.75			2.77

Non-interest-bearing deposits (1) (2)	28,318			28,408			27,806
Other liabilities	2,569			2,496			2,455
Stockholders’ equity	15,557			15,405			15,260

	$124,900			$126,586			$127,438

Net interest income/margin FTE basis		$858	3.08%		$859	3.04%		$864	3.07%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.40%, 0.46%, and 0.53% for the quarters ended December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.68%, 0.75% and 0.80% for the quarters ended December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 6

Loans

	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	6/30/12 vs. 3/31/12		6/30/12 vs. 6/30/11
Commercial and industrial	$25,990	$25,098	$24,522	$24,273	$23,644	$892	3.6%	$2,346	9.9%
Commercial real estate mortgage - owner-occupied	10,626	10,931	11,166	11,537	11,797	(305)	-2.8%	(1,171)	-9.9%
Commercial real estate construction - owner-occupied	261	281	337	356	377	(20)	-7.1%	(116)	-30.8%

Total commercial	36,877	36,310	36,025	36,166	35,818	567	1.6%	1,059	3.0%
Commercial investor real estate mortgage	8,598	9,156	9,702	10,696	11,836	(558)	-6.1%	(3,238)	-27.4%
Commercial investor real estate construction	849	955	1,025	1,188	1,595	(106)	-11.1%	(746)	-46.8%
Total investor real estate	9,447	10,111	10,727	11,884	13,431	(664)	-6.6%	(3,984)	-29.7%
Residential first mortgage	13,394	13,611	13,784	14,083	14,306	(217)	-1.6%	(912)	-6.4%
Home equity - first lien	5,663	5,760	5,884	5,954	6,011	(97)	-1.7%	(348)	-5.8%
Home equity - second lien	6,658	6,882	7,137	7,362	7,582	(224)	-3.3%	(924)	-12.2%
Indirect	2,060	1,938	1,848	1,774	1,704	122	6.3%	356	20.9%
Consumer credit card	922	939	987	1,024	1,134	(17)	-1.8%	(212)	-18.7%
Other consumer	1,181	1,169	1,202	1,200	1,190	12	1.0%	(9)	-0.8%

Total Loans	$76,202	$76,720	$77,594	$79,447	$81,176	$(518)	-0.7%	$(4,974)	-6.1%

	Average Balances
($ amounts in millions)	2Q12	1Q12	4Q11	3Q11	2Q11	2Q12 vs. 1Q12		2Q12 vs. 2Q11
Commercial and industrial	$25,650	$24,748	$24,310	$23,953	$23,506	$902	3.6%	$2,144	9.1%
Commercial real estate mortgage - owner-occupied	10,805	11,077	11,404	11,661	11,826	(272)	-2.5%	(1,021)	-8.6%
Commercial real estate construction - owner-occupied	271	311	346	375	404	(40)	-12.9%	(133)	-32.9%

Total commercial	36,726	36,136	36,060	35,989	35,736	590	1.6%	990	2.8%
Commercial investor real estate mortgage	8,925	9,492	10,357	11,395	12,607	(567)	-6.0%	(3,682)	-29.2%
Commercial investor real estate construction	923	994	1,152	1,411	1,805	(71)	-7.1%	(882)	-48.9%

Total investor real estate	9,848	10,486	11,509	12,806	14,412	(638)	-6.1%	(4,564)	-31.7%
Residential first mortgage	13,484	13,651	13,925	14,207	14,329	(167)	-1.2%	(845)	-5.9%
Home equity - first lien	5,723	5,835	5,927	6,003	6,066	(112)	-1.9%	(343)	-5.7%
Home equity - second lien	6,756	7,010	7,245	7,451	7,678	(254)	-3.6%	(922)	-12.0%
Indirect	2,022	1,908	1,825	1,755	1,681	114	6.0%	341	20.3%
Consumer credit card	925	952	1,002	1,095	13	(27)	-2.8%	912	NM
Other consumer	1,186	1,190	1,209	1,207	1,191	(4)	-0.3%	(5)	-0.4%

Total Loans	$76,670	$77,168	$78,702	$80,513	$81,106	$(498)	-0.6%	$(4,436)	-5.5%

Loan Portfolio Balances by Percentage

	Quarter Ended
	6/30/2012	3/31/12	12/31/11	9/30/11	6/30/11
Commercial and industrial	34.1%	32.7%	31.6%	30.6%	29.1%
Commercial real estate mortgage - owner-occupied	13.9%	14.2%	14.4%	14.5%	14.5%
Commercial real estate construction - owner-occupied	0.4%	0.4%	0.4%	0.4%	0.5%

Total commercial	48.4%	47.3%	46.4%	45.5%	44.1%
Commercial investor real estate mortgage	11.3%	11.9%	12.5%	13.5%	14.6%
Commercial investor real estate construction	1.1%	1.3%	1.3%	1.5%	2.0%

Total investor real estate	12.4%	13.2%	13.8%	15.0%	16.6%
Residential first mortgage	17.6%	17.8%	17.8%	17.7%	17.6%
Home equity - first lien	7.4%	7.5%	7.6%	7.5%	7.4%
Home equity - second lien	8.7%	9.0%	9.2%	9.3%	9.3%
Indirect	2.7%	2.5%	2.4%	2.2%	2.1%
Consumer credit card	1.2%	1.2%	1.3%	1.3%	1.4%
Other consumer	1.5%	1.5%	1.5%	1.5%	1.5%

Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 7

Deposits

	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	6/30/12 vs. 3/31/12		6/30/12 vs. 6/30/11
Customer Deposits
Interest-free deposits	$29,694	$29,707	$28,266	$28,296	$28,148	$(13)	0.0%	$1,546	5.5%
Interest-bearing checking	19,311	19,805	19,388	18,317	15,982	(494)	-2.5%	3,329	20.8%
Savings	5,661	5,632	5,159	5,155	5,118	29	0.5%	543	10.6%
Money market - domestic	23,999	23,513	23,053	23,284	24,650	486	2.1%	(651)	-2.6%
Money market - foreign	228	271	378	423	476	(43)	-15.9%	(248)	-52.1%

Low-cost deposits	78,893	78,928	76,244	75,475	74,374	(35)	0.0%	4,519	6.1%
Time deposits	16,202	18,207	19,378	20,455	21,947	(2,005)	-11.0%	(5,745)	-26.2%

Total customer deposits	95,095	97,135	95,622	95,930	96,321	(2,040)	-2.1%	(1,226)	-1.3%

Corporate Treasury Deposits
Time deposits	3	3	5	8	10	—	0.0%	(7)	-70.0%

Total Deposits	$95,098	$97,138	$95,627	$95,938	$96,331	$(2,040)	-2.1%	$(1,233)	-1.3%

	Average Balances
($ amounts in millions)	2Q12	1Q12	4Q11	3Q11	2Q11	2Q12 vs. 4Q11		2Q12 vs. 2Q11
Customer Deposits
Interest-free deposits	$29,130	$28,501	$28,318	$28,408	$27,806	$629	2.2%	$1,324	4.8%
Interest-bearing checking	19,447	19,657	18,602	16,651	13,898	(210)	-1.1%	5,549	39.9%
Savings	5,655	5,362	5,153	5,148	5,107	293	5.5%	548	10.7%
Money market - domestic	24,197	23,166	22,951	24,098	26,302	1,031	4.5%	(2,105)	-8.0%
Money market - foreign	259	322	357	473	503	(63)	-19.6%	(244)	-48.5%

Low-cost deposits	78,688	77,008	75,381	74,778	73,616	1,680	2.2%	5,072	6.9%
Time deposits	17,172	19,049	19,767	21,359	22,496	(1,877)	-9.9%	(5,324)	-23.7%

Total customer deposits	95,860	96,057	95,148	96,137	96,112	(197)	-0.2%	(252)	-0.3%

Corporate Treasury Deposits
Time deposits	3	4	7	10	10	(1)	-25.0%	(7)	-70.0%

Total Deposits	$95,863	$96,061	$95,155	$96,147	$96,122	$(198)	-0.2%	$(259)	-0.3%

Deposits by Percentage

	Quarter Ended
	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Customer Deposits
Interest-free deposits	31.2%	30.6%	29.5%	29.5%	29.2%
Interest-bearing checking	20.3%	20.4%	20.3%	19.1%	16.6%
Savings	6.0%	5.8%	5.4%	5.4%	5.3%
Money market - domestic	25.2%	24.2%	24.1%	24.3%	25.6%
Money market - foreign	0.3%	0.3%	0.4%	0.4%	0.5%

Low-cost deposits	83.0%	81.3%	79.7%	78.7%	77.2%
Time deposits	17.0%	18.7%	20.3%	21.3%	22.8%

Total customer deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Corporate Treasury Deposits
Time deposits	—	—	—	—	—

Total Deposits	100.0%	100.00%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 8

Pre-Tax Pre-Provision Income from Continuing Operations (non-GAAP)

	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	2Q12 vs. 1Q12		2Q12 vs. 2Q11
Income (loss) from continuing operations available to common shareholders (GAAP)	$280	$185	$(135)	$87	$25	$95	51.4%	$255	NM
Preferred dividends (GAAP)	71	54	54	54	54	17	31.5%	17	31.5%
Income tax expense (benefit) (GAAP)	126	82	18	17	(34)	44	53.7%	160	NM

Income (loss) from continuing operations before income taxes (GAAP)	477	321	(63)	158	45	156	48.6%	432	NM
Provision for loan losses (GAAP)	26	117	295	355	398	(91)	-77.8%	(372)	-93.5%

Pre-tax pre-provision income from continuing operations (non-GAAP)	503	438	232	513	443	65	14.8%	60	13.5%
Goodwill impairment	—	—	253	—	—	—	—	—	—

Pre-tax pre-provision income from continuing operations, excluding goodwill impairment (non-GAAP)	503	438	485	513	443	65	14.8%	60	13.5%

Other Adjustments:
Securities (gains) losses, net	(12)	(12)	(7)	1	(24)	—	—	12	50.0%
Leveraged lease termination (gains) losses, net (1)	(7)	(7)	(10)	2	—	—	—	(7)	NM
Securities impairment, net	2	—	2	—	—	2	NM	2	NM
Branch consolidation and equipment costs	—	—	(2)	—	77	—	—	(77)	NM

Total other adjustments	(17)	(19)	(17)	3	53	2	-10.5%	(70)	132.1%

Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$486	$419	$468	$516	$496	$67	16.0%	$(10)	-2.0%

The Pre-Tax Pre-Provision Income from Continuing Operations table above presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items to PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

(1)	After tax amounts for leveraged lease terminations gains are $0.6 million for 6/30/2012, $3.1 million for 3/31/2012, $2.8 million for 12/31/11 and $5.4 million for 9/30/11.

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 9

Non-Interest Income and Expense from Continuing Operations

Non-Interest Income from Continuing Operations	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	2Q12 vs. 1Q12		2Q12 vs. 2Q11
Service charges on deposit accounts	$233	$254	$263	$310	$308	$(21)	-8.3%	$(75)	-24.4%
Capital markets and investment income	17	28	19	(5)	19	(11)	-39.3%	(2)	-10.5%
Mortgage income	90	77	57	68	50	13	16.9%	40	80.0%
Trust department income	50	49	49	49	51	1	2.0%	(1)	-2.0%
Commercial credit fee income	16	19	20	20	20	(3)	-15.8%	(4)	-20.0%
Securities gains (losses), net	12	12	7	(1)	24	—	—	(12)	-50.0%
Insurance commissions and fees	26	28	26	27	25	(2)	-7.1%	1	4.0%
Leveraged lease termination gains (losses), net	7	7	10	(2)	—	—	—	7	NM
Bank owned life insurance	21	21	24	18	20	—	—	1	5.0%
Net revenue (loss) from affordable housing	(13)	(14)	(20)	(18)	(17)	1	-7.1%	4	-23.5%
Creditcard/bankcard income	23	23	24	24	10	—	—	13	NM
Other	25	20	28	23	33	5	25.0%	(8)	-24.2%

Total non-interest income from continuing operations	$507	$524	$507	$513	$543	$(17)	-3.2%	$(36)	-6.6%

Non-Interest Expense from Continuing Operations	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	2Q12 vs. 1Q12		2Q12 vs. 2Q11
Salaries and employee benefits	$434	$442	$392	$383	$401	$(8)	-1.8%	$33	8.2%
Net occupancy expense	92	94	95	95	98	(2)	-2.1%	(6)	-6.1%
Furniture and equipment expense	67	64	63	70	72	3	4.7%	(5)	-6.9%
Professional and legal expenses	36	27	40	42	38	9	33.3%	(2)	-5.3%
Amortization of core deposit intangible	21	22	23	23	24	(1)	-4.5%	(3)	-12.5%
Other real estate owned expense	10	23	38	48	37	(13)	-56.5%	(27)	-73.0%
Credit/checkcard expenses	19	20	18	18	7	(1)	-5.0%	12	NM
FDIC premiums	44	47	46	47	72	(3)	-6.4%	(28)	-38.9%
Marketing	20	17	18	14	17	3	17.6%	3	17.6%
Branch consolidation and property and equipment charges	—	—	(2)	—	77	—	—	(77)	NM
(Gain)/loss on loans held for sale	(26)	(8)	(5)	—	4	(18)	225.0%	(30)	NM
Other	125	165	145	110	109	(40)	-24.2%	16	14.7%

Total non-interest expense from continuing operations before goodwill impairment (non-GAAP)	842	913	871	850	956	$(71)	-7.8%	$(114)	-11.9%
Goodwill impairment	—	—	253	—	—	—	—	—	—

Total non-interest expense from continuing operations	$842	$913	$1,124	$850	$956	$(71)	-7.8%	$(114)	-11.9%

•

Non-interest income decreased $17 million linked quarter to $507 million. Included in the 2Q12 amount were $12 million in securities gains and $7 million in leveraged lease termination gains. The leveraged lease termination gain was offset by $6 million in increased tax expense, resulting in a nominal impact to net income.

•

Account service fees and charges were down $21 million linked quarter due to the establishment of a reserve for certain customer fee refunds resulting from a change in the company’s non-sufficient funds policy. Excluding this item, total service charges would have been consistent with the first quarter.

•

Capital markets and investment income decreased $11 million to $17 million reflecting decreased capital markets revenue and deferred compensation adjustments which are offset by decreases in salaries and benefits.

•

Mortgage income increased $13 million linked quarter, aided by the government’s HARP II program, which is increasing refinance volume. Mortgage origination volume in the second quarter totaled $2.1 billion compared to $1.6 billion in the first quarter.

•

Non-interest expenses decreased $71 million or 8 percent linked quarter. Credit related expenses experienced significant declines. Other real estate owned expense decreased $13 million linked quarter, reflecting a decline in valuation adjustments. In addition, held for sale related expenses benefited from $26 million in gains related to sales of properties. Salaries and benefits declined $8 million linked quarter primarily related to a decrease in benefit expenses somewhat offset by higher incentive compensation and annual merit increases.

•

Other expenses declined $40 million linked quarter driven primarily by minority interest expense incurred in the first quarter as well as declines in unfunded commitment costs and liability hedge costs.

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 10

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Allowance for credit losses (ACL)	$2,382	$2,621	$2,823	$3,050	$3,204
Allowance allocated to purchased loans (1)	—	—	—	84	84
Provision for loan losses	26	117	295	355	398
Provision (credit) for unfunded credit losses	—	13	(8)	2	6
Net loans charged-off:
Commercial and industrial	33	61	65	72	49
Commercial real estate mortgage - owner-occupied	45	46	63	62	43
Commercial real estate construction - owner-occupied	4	2	1	2	1

Total commercial	82	109	129	136	93
Commercial investor real estate mortgage	41	64	112	167	247
Commercial investor real estate construction	11	19	39	52	56

Total investor real estate	52	83	151	219	303
Residential first mortgage	42	39	47	59	55
Home equity - first lien	17	18	16	19	17
Home equity - second lien	47	57	56	60	66
Indirect	2	4	4	2	3
Consumer credit card	11	12	12	1	—
Other consumer	12	10	15	15	11

Total	$265	$332	$430	$511	$548

Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.51%	0.99%	1.06%	1.19%	0.85%
Commercial real estate mortgage - owner-occupied	1.68%	1.67%	2.18%	2.13%	1.45%
Commercial real estate construction - owner-occupied	5.59%	2.02%	0.82%	2.01%	1.08%

Total commercial	0.89%	1.21%	1.41%	1.50%	1.05%
Commercial investor real estate mortgage	1.86%	2.70%	4.28%	5.81%	7.85%
Commercial investor real estate construction	4.56%	7.64%	13.61%	14.45%	12.56%

Total investor real estate	2.11%	3.17%	5.21%	6.76%	8.44%
Residential first mortgage	1.27%	1.16%	1.34%	1.64%	1.54%
Home equity - first lien	1.18%	1.25%	1.11%	1.26%	1.11%
Home equity - second lien	2.79%	3.28%	3.06%	3.21%	3.46%
Indirect	0.52%	0.76%	0.78%	0.64%	0.57%
Consumer credit card	4.95%	4.95%	4.62%	0.42%	—
Other consumer	4.07%	3.38%	4.92%	4.93%	3.70%

Total	1.39%	1.73%	2.16%	2.52%	2.71%

Non-accrual loans, excluding loans held for sale	$1,915	$2,151	$2,372	$2,710	$2,784
Non-performing loans held for sale	202	249	328	344	381

Non-accrual loans, including loans held for sale	$2,117	$2,400	$2,700	$3,054	$3,165
Foreclosed properties	214	241	296	337	437

Non-performing assets (NPAs)	$2,331	$2,641	$2,996	$3,391	$3,602

Loans past due > 90 days	$403	$427	$447	$412	$483
Restructured loans not included in categories above (2)	$2,966	$2,944	$2,850	$2,817	$1,664

Credit Ratios:
ACL/Loans, net	3.13%	3.42%	3.64%	3.84%	3.95%
ALL/Loans, net	3.01%	3.30%	3.54%	3.73%	3.84%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.20x	1.18x	1.16x	1.09x	1.12x
Non-accrual loans, excluding loans held for sale/Loans, net	2.51%	2.80%	3.06%	3.41%	3.43%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	3.04%	3.42%	3.83%	4.23%	4.39%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	3.57%	3.97%	4.40%	4.75%	4.98%

Allowance for Credit Losses

	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Components:
Allowance for loan losses	$2,291	$2,530	$2,745	$2,964	$3,120
Reserve for unfunded credit commitments	91	91	78	86	84

Allowance for credit losses	$2,382	$2,621	$2,823	$3,050	$3,204

(1)	During the second quarter of 2011, Regions purchased a credit card portfolio for approximately $1.1 billion and recorded an allowance for loan losses and related premium of approximately $84 million. Upon finalization of the purchase price in the fourth quarter of 2011, Regions reclassified the $84 million allowance and premium. The impact of these reclassification entries was not material to the financial results in any of the quarters of 2011.
(2)	See page 11 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 11

Troubled Debt Restructurings

	Quarter Ended
(in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Current:
Commercial	$450	$445	$452	$437	$62
Investor Real Estate	991	1,016	967	923	257
Residential First Mortgage	845	815	767	774	760
Home Equity	381	383	377	373	352
Other Consumer	45	49	50	54	58

Total Current	$2,712	$2,708	$2,613	$2,561	$1,489

Accruing 30-89 DPD:
Commercial	$71	$44	$40	$39	$7
Investor Real Estate	34	40	28	67	16
Residential First Mortgage	113	118	133	114	116
Home Equity	32	30	30	30	31
Other Consumer	4	4	6	6	5

Total Accruing 30-89 DPD	$254	$236	$237	$256	$175

Non-accrual or 90+DPD:
Commercial	$315	$344	$353	$373	$164
Investor Real Estate	474	507	473	475	200
Residential First Mortgage	198	205	210	214	207
Home Equity	30	31	33	30	29
Other Consumer	1	—	—	1	—

Total Non-accrual or 90+DPD	$1,018	$1,087	$1,069	$1,093	$600

Total TDRs	$3,984	$4,031	$3,919	$3,910	$2,264

Credit Costs
	Quarter Ended
(in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Net Charge-offs
Investor Real Estate (IRE)	$22	$47	$54	$60	$99
Commercial	65	89	87	100	91
Consumer Real Estate	103	115	117	134	138
Other Consumer	26	26	31	19	13

Net Charge-offs excluding charge-offs from Sales / Transfers to HFS	$216	$277	$289	$313	$341

Sales/Transfer to HFS	49	55	141	198	207

Total Net Charge-offs	$265	$332	$430	$511	$548

Net Loss / (Gain) - HFS Sales	$(33)	$(10)	$(12)	$(2)	$(1)
HFS Write-downs (1)	7	2	7	2	5
OREO expense	11	23	39	48	37

Total Credit Costs before Reserve Reduction	$250	$347	$464	$559	$589

Loan Loss Reserve Increase / (Reduction)	(239)	(215)	(134)	(156)	(150)

Total Credit Costs after Reserve Reduction	$11	$132	$330	$403	$439

(1)	Reflects write-downs subsequent to initial move to held for sale and write-downs upon transfer to OREO

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 12

Gross and Net NPL Migration

	Quarter Ended
($ in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Beginning Non-Performing Loans (1)	$2,151	$2,372	$2,710	$2,784	$3,087

Additions (2):
Land/Single Family/Condo Investor Real Estate	$45	$57	$58	$189	$73
Income Producing IRE	69	105	199	273	134

Total Investor Real Estate	114	162	257	462	207
Commercial	83	76	140	161	207
Business and Community	134	150	165	144	158
Consumer	(16)	(7)	(1)	(12)	(17)

Total Gross NPL Additions	$315	$381	$561	$755	$555

Resolutions (3)	(265)	(267)	(340)	(253)	(216)
Charge-Offs (4)	(164)	(212)	(305)	(354)	(329)
Home Equity Reclassification (5)	—	—	—	56	—

Net Additions (Reductions)	$(114)	$(98)	$(84)	$204	$10

Non-Accrual Loan Sales	(24)	(5)	(8)	(37)	(61)
Transfer to HFS	(77)	(93)	(196)	(206)	(176)
Transfer to OREO	(21)	(25)	(50)	(35)	(76)

Ending Non-Performing Loans (1)	$1,915	$2,151	$2,372	$2,710	$2,784

(1)	Does not include Loans Held for Sale
(2)

All net activity within the consumer portfolio other than sales and transfers to held for sale is included as a single net number within the additions line, due to the relative immateriality of consumer non-accrual loans.

(3)	Includes payments and returned to accruals
(4)	Includes charge-offs on loans on non-accrual status and charge-offs taken upon sale and transfer of non-accrual loans to held for sale
(5)

Beginning in 3Q11, credit policy on home equity lines and loans in second lien position changed such that they are placed on non-accrual by the end of the month in which the loan becomes 120 days past due. Prior policy required all real estate secured loans to be placed on non-accrual by the end of the month in which the loan becomes 180 days past due unless the loan is fully secured and in process of collection. The effect of the reclassification was to increase non-accrual loans and to decrease 90 days past due loans.

Foreclosed Properties

	Quarter Ended
($ in millions)	6/30/12	03/31/12	12/31/11	9/30/11	6/30/11
Beginning Foreclosed Properties	$241	$296	$337	$437	$465

Transfers in	$80	$94	$119	$94	$152
Sales	(87)	(129)	(121)	(146)	(138)
Writedowns / Other Activity	(20)	(20)	(39)	(48)	(42)

Ending Foreclosed Properties	$214	$241	$296	$337	$437

Non-Performing Loans Held for Sale

	Quarter Ended
($ in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Beginning Non-Performing Loans Held for Sale	$249	$328	$344	$381	$381

Transfers in (1)	$77	$93	$196	$218	$176
Sales	(103)	(145)	(175)	(244)	(151)
Writedowns	(6)	(2)	(7)	(2)	(5)
Loan moved from HFS / Other Activity	(4)	(8)	(21)	(6)	(7)
Transfers to OREO	(11)	(17)	(9)	(3)	(13)

Ending Non-Performing Loans Held for Sale	$202	$249	$328	$344	$381

(1)	During the Quarter-ended 9/30/11, there were approximately $12 million in transfers from Accruing Loans Held for Sale to Non-Performing Loans Held for Sale.

Composition of Non-Performing Loans Held for Sale

Quarter Transferred to HFS	Percent
2Q12	38.1%
1Q12	11.9%
2011	43.9%
Pre-2011	6.1%

Total	100.0%

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 13

Early and Late Stage Delinquencies

30-89 Days Past Due Loans

	Quarter Ended
($ millions)	6/30/12		3/31/12		12/31/11		9/30/11		6/30/11
Commercial and Industrial	$64	0.25%	$43	0.17%	$61	0.25%	$87	0.36%	$118	0.50%
Commercial Real Estate Mortgage - OO	90	0.85%	68	0.62%	70	0.63%	87	0.76%	71	0.60%
Commercial Real Estate Construction - OO	2	0.47%	1	0.28%	4	1.12%	1	0.20%	2	0.56%

Total Commercial	$156	0.42%	$112	0.31%	$135	0.37%	$175	0.48%	$191	0.53%

Commercial Investor Real Estate Mortgage	$103	1.20%	$122	1.33%	$76	0.78%	$126	1.18%	$146	1.23%
Commercial Investor Real Estate Construction	3	0.36%	3	0.37%	28	2.76%	17	1.42%	25	1.57%

Total Investor Real Estate	$106	1.12%	$125	1.24%	$104	0.97%	$143	1.21%	$171	1.27%

Residential First Mortgage	$221	1.65%	$258	1.89%	$287	2.08%	$269	1.91%	$265	1.85%
Home Equity	153	1.25%	158	1.24%	198	1.52%	180	1.36%	168	1.23%
Direct	11	1.31%	9	1.12%	13	1.56%	12	1.44%	12	1.39%
Indirect	27	1.33%	25	1.30%	33	1.80%	30	1.66%	25	1.44%
Consumer Credit Card	12	1.28%	12	1.28%	14	1.39%	14	1.40%	11	1.00%
Other Consumer	12	3.47%	9	2.74%	12	3.45%	12	3.46%	10	3.10%

Total Consumer	$436	1.46%	$471	1.55%	$557	1.81%	$517	1.65%	$491	1.54%

Total 30-89 Days Past Due Loans	$698	0.92%	$708	0.92%	$796	1.03%	$835	1.05%	$853	1.05%

90+ Days Past Due Loans

	Quarter Ended
($ millions)	6/30/12		3/31/12		12/31/11		9/30/11		6/30/11
Commercial & Industrial	$5	0.02%	$9	0.03%	$28	0.11%	$10	0.04%	$7	0.03%
Commercial Real Estate Mortgage - OO	9	0.08%	9	0.08%	9	0.08%	6	0.05%	11	0.09%
Commercial Real Estate Construction - OO	—	0.16%	—	0.00%	—	0.00%	—	0.00%	—	0.05%

Total Commercial	$14	0.04%	$18	0.05%	$37	0.10%	$16	0.04%	$18	0.05%

Commercial Investor Real Estate Mortgage	$16	0.19%	$2	0.02%	$13	0.13%	$9	0.08%	$5	0.04%
Commercial Investor Real Estate Construction	—	0.00%	—	0.00%	—	0.01%	—	0.01%	—	0.02%

Total Investor Real Estate	$16	0.17%	$2	0.02%	$13	0.12%	$9	0.07%	$5	0.04%

Residential First Mortgage	$281	2.10%	$300	2.21%	$284	2.06%	$291	2.06%	$296	2.07%
Home Equity (1)	74	0.60%	87	0.69%	93	0.71%	81	0.61%	158	1.16%
Direct	1	0.14%	1	0.13%	2	0.23%	2	0.19%	1	0.16%
Indirect	2	0.11%	2	0.09%	2	0.13%	1	0.08%	2	0.10%
Consumer Credit Card	13	1.38%	14	1.50%	13	1.38%	10	1.03%	—	0.00%
Other Consumer	2	0.62%	3	0.90%	3	0.75%	2	0.50%	3	0.79%

Total Consumer	$373	1.25%	$407	1.34%	$397	1.29%	$387	1.23%	$460	1.44%

Total 90+ Days Past Due Loans	$403	0.53%	$427	0.56%	$447	0.58%	$412	0.52%	$483	0.60%

OO = Owner Occupied

(1)	Refer to page 12 for the home equity reclassification which increased non-accrual loans and decreased 90 days past due loans in 3Q11.

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 14

Non-Accrual Loans (excludes loans held for sale)

	Quarter Ended
($ millions)	6/30/12		3/31/12		12/31/11		9/30/11		6/30/11
Commercial and Industrial	$366	1.41%	$439	1.75%	$457	1.86%	$498	2.05%	$525	2.22%
Commercial Real Estate Mortgage - OO	504	4.75%	545	4.99%	590	5.29%	668	5.79%	687	5.82%
Commercial Real Estate Construction - OO	20	7.61%	23	8.32%	25	7.36%	27	7.68%	28	7.57%
Total Commercial	$890	2.41%	$1,007	2.77%	$1,072	2.98%	$1,193	3.30%	$1,240	3.46%

Commercial Investor Real Estate Mortgage	$599	6.97%	$640	6.99%	$734	7.56%	$829	7.75%	$820	6.93%
Commercial Investor Real Estate Construction	74	8.73%	127	13.22%	180	17.61%	296	24.93%	371	23.25%
Total Investor Real Estate	$673	7.12%	$767	7.58%	$914	8.52%	$1,125	9.46%	$1,191	8.87%

Residential First Mortgage	229	1.71%	241	1.77%	250	1.81%	261	1.85%	288	2.01%
Home Equity (1)	123	1.00%	136	1.08%	136	1.04%	131	0.98%	65	0.48%
Direct	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Indirect	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Consumer Credit Card	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Other Consumer	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%

Total Consumer	$352	1.18%	$377	1.25%	$386	1.25%	$392	1.25%	$353	1.11%

Total Non-Accrual Loans	$1,915	2.51%	$2,151	2.80%	$2,372	3.06%	$2,710	3.41%	$2,784	3.43%

OO = Owner Occupied

(1)	Refer to page 12 for the home equity reclassification which increased non-accrual loans and decreased 90 days past due loans in 3Q11.

Business Services Credit Quality - Criticized Loans

	Quarter Ended
($ millions)	6/30/12		3/31/12		12/31/11		9/30/11		6/30/11
Special Mention	$1,548	3.34%	$1,652	3.56%	$1,637	3.50%	$1,897	3.95%	$2,075	4.21%
Classified Loans	$3,888	8.39%	$4,327	9.32%	$4,733	10.12%	$5,408	11.25%	$5,824	11.83%

Total Business Services	$5,436	11.73%	$5,979	12.88%	$6,370	13.62%	$7,305	15.20%	$7,899	16.04%

Investor Real Estate Analysis

Represents percent of loan balances in the portfolio

	Core State (1)								% of Total IRE
	AL	AR	FL	GA	LA	MS	TN	Other
MULTI-FAMILY	1.9%	0.5%	4.1%	1.5%	1.1%	0.4%	2.0%	10.8%	22.3%
RETAIL	2.3%	0.7%	5.0%	1.9%	0.5%	0.2%	1.7%	8.6%	20.9%
OFFICE	1.9%	0.3%	3.7%	2.4%	1.3%	0.3%	1.3%	8.3%	19.5%
INDUSTRIAL	1.0%	0.1%	1.7%	1.4%	0.3%	0.2%	0.8%	3.4%	8.9%
LAND	1.0%	0.2%	3.2%	0.6%	0.2%	0.1%	0.8%	1.5%	7.6%
SINGLE FAMILY	1.6%	0.5%	1.1%	0.8%	0.3%	0.1%	1.0%	2.0%	7.4%
HOTEL	0.6%	0.5%	2.2%	0.1%	0.8%	0.3%	0.4%	1.6%	6.5%
OTHER	0.8%	0.2%	1.6%	0.5%	0.4%	0.2%	0.6%	1.4%	5.7%
CONDO	0.1%	0.0%	0.8%	0.1%	0.0%	0.0%	0.0%	0.2%	1.2%

Grand Total	11.2%	3.0%	23.4%	9.3%	4.9%	1.8%	8.6%	37.8%	100.0%

(1)	Core State of Regions Bank’s Footprint in which the underlying collateral is located.

	Construction	Mortgage	Non- Performing Loans as a % of Total IRE	90+ days past due as a % of Total IRE	30-89 days past due as a % of Total IRE
MULTI-FAMILY	2.0%	20.2%	0.6%	0.0%	0.3%
RETAIL	0.5%	20.4%	1.8%	0.0%	0.1%
OFFICE	0.5%	18.7%	0.4%	0.2%	0.2%
INDUSTRIAL	0.2%	8.7%	0.4%	0.0%	0.1%
LAND	1.7%	6.1%	1.8%	0.0%	0.1%
SINGLE FAMILY	3.8%	3.7%	1.0%	0.0%	0.1%
HOTEL	0.1%	6.4%	0.3%	0.0%	0.1%
OTHER	0.0%	5.6%	0.6%	0.0%	0.1%
CONDO	0.2%	1.2%	0.2%	0.0%	0.0%

Grand Total	9.0%	91.0%	7.1%	0.2%	1.1%

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 15

Residential Lending Net Charge-off Analysis

		Quarter Ended
		6/30/2012					3/31/2012
		First Liens			Junior Liens	Total	First Liens			Junior Liens	Total
($ in millions)		Residential Mortgage	Home Equity	Total	Home Equity		Residential Mortgage	Home Equity	Total	Home Equity
Florida	Net Charge-off %*	2.06%	2.16%	2.09%	4.72%	2.80%	1.89%	2.03%	1.93%	5.74%	2.98%
	$ Losses	$26.2	$10.4	$36.6	$30.9	$67.5	$24.4	$9.9	$34.3	$39.0	$73.3
	Balance	$5,089.6	$1,906.8	$6,996.4	$2,596.1	$9,592.5	$5,200.2	$1,934.2	$7,134.4	$2,681.8	$9,816.2
	Original LTV	72.9%	65.5%		75.8%		72.5%	65.5%		75.9%

All Other States	Net Charge-off %*	0.79%	0.68%	0.76%	1.55%	0.96%	0.72%	0.86%	0.76%	1.70%	1.00%
	$ Losses	$16.4	$6.4	$22.8	$15.9	$38.7	$15.1	$8.3	$23.4	$18.1	$41.5
	Balance	$8,304.2	$3,756.6	$12,060.8	$4,061.6	$16,122.4	$8,410.8	$3,825.6	$12,236.4	$4,199.8	$16,436.2
	Original LTV	74.3%	66.5%		79.2%		74.2%	66.6%		79.3%

Totals	Net Charge-off %*	1.27%	1.18%	1.24%	2.79%	1.65%	1.16%	1.25%	1.19%	3.28%	1.74%
	$ Losses	$42.6	$16.8	$59.4	$46.9	$106.3	$39.5	$18.2	$57.7	$57.1	$114.8
	Balance	$13,393.8	$5,663.4	$19,057.1	$6,657.8	$25,714.9	$13,611.0	$5,759.8	$19,370.8	$6,881.6	$26,252.4
	Original LTV	73.8%	66.2%		77.9%		73.6%	66.3%		77.9%

•	21% Florida junior lien concentration driving results

•	Junior lien, Florida net charge-offs represent 49% of 2Q12 Home Equity net charge-offs but just 21% of Home Equity outstanding balances.

•	Net Home Equity charge-offs in Florida approximately 3 times non-Florida net charge-off rate

•	New Home Equity origination quality solid with an average FICO of 774 and an average LTV of 60%; Property value declines driving losses

Notes:	* Recoveries are pro-rated based on charge-off balances.
* Balances shown on an ending basis. Net loss rates calculated using average balances

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 16

Reconciliation to GAAP Financial Measures

Net Income (Loss) and Earnings (Loss) Per Share

The table below presents earnings (loss) per share from continuing operations, excluding preferred dividends and accretion (non-GAAP). The table also presents computations of earnings (loss) and certain other financial measures, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP) all recorded in 2011. The preferred dividends and accretion, goodwill impairment charge, and the regulatory charge and related tax benefit are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes that the exclusion of the preferred dividends and accretion, goodwill impairment and the regulatory charge and related tax benefit in expressing earnings (loss) and certain other financial measures, including “earnings (loss) per common share, excluding preferred dividends and accretion” and “earnings (loss) per common share, excluding goodwill impairment and regulatory charge and related tax benefit” provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business because management does not consider the preferred dividends and accretion, goodwill impairment and regulatory charge and related tax benefit to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; monthly financial performance reporting; monthly close-out reporting of consolidated results (management only); and presentations to investors of Company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes the preferred dividends and accretion, goodwill impairment charge, and the regulatory charge and related tax benefit does not represent the amount that effectively accrues directly to stockholders (i.e. the preferred dividends and accretion, goodwill impairment charge, and the regulatory charge are reductions in earnings and stockholders’ equity).

		As of and for Quarter Ended
($ amounts in millions, except per share data)		06/30/12	03/31/12	12/31/11	9/30/11	6/30/11
Net income (loss) available to common shareholders (GAAP)		$284	$145	$(602)	$101	$55
Preferred dividends and accretion (GAAP)		71	54	54	54	54
Income (loss) from discontinued operations, net of tax (GAAP)		4	(40)	(467)	14	30

Income (loss) from continuing operations (GAAP)	A	$351	$239	$(81)	$141	$79

Net income (loss) available to common shareholders (GAAP)	B	$284	$145	$(602)	$101	$55
Goodwill impairment, net of tax		—	—	731	—	—
Regulatory charge and related tax benefit		—	—	—	—	(44)

Income available to common shareholders, excluding goodwill impairment and regulatory charge and related tax benefit (non- GAAP)	C	$284	$145	$129	$101	$11

Net income (loss) available to common shareholders (GAAP)	B	$284	$145	$(602)	$101	$55
Income (loss) from discontinued operations, net of tax (GAAP) (1)		4	(40)	(467)	14	30

Income (loss) from continuing operations available to common shareholders (GAAP)	D	280	185	(135)	87	25

Goodwill impairment from continuing operations (non-deductible)		—	—	253	—	—
Regulatory charge and related tax benefit from continuing operations (2)		—	—	—	—	(17)

Income from continuing operations available to common shareholders, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP)	E	$280	$185	$118	$87	$8

Weighted-average diluted shares	F	1,418	1,283	1,259	1,261	1,260
Earnings (loss) per common share from continuing operations, excluding preferred dividends and accretion - diluted (non-GAAP)	A/F	$0.25	$0.19	$(0.06)	$0.11	$0.06
Earnings (loss) per common share - diluted (GAAP)	B/F	$0.20	$0.11	$(0.48)	$0.08	$0.04
Earnings (loss) per common share from continuing operations - diluted (GAAP)	D/F	$0.20	$0.14	$(0.11)	$0.07	$0.02
Earnings per common share from continuing operations, excluding goodwill impairment and regulatory charge and related tax benefit - diluted (non-GAAP)	E/F	$0.20	$0.14	$0.09	$0.07	$0.01

(1)	There are no preferred shares allocable to discontinued operations.
(2)	In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $75 million of the regulatory charge relates to continuing operations. The settlement was finalized during the second quarter of 2011. At the time of settlement, Regions had better information related to tax implications. Approximately $125 million of the settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced Regions’ provision for income taxes by approximately $44 million for the second quarter of 2011, of which approximately $17 million relates to continuing operations.

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 17

Reconciliation to GAAP Financial Measures - Continuing Operations

Fee Income Ratios and Efficiency Ratios

The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee ratio. Net interest income on a fully taxable-equivalent basis (GAAP) and non-interest income are added together to arrive at total revenue (GAAP). Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		As of and for Quarter Ended
($ amounts in millions)		6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Continuing Operations
Non-interest expense (GAAP)		$842	$913	$1,124	$850	$956
Adjustments:
Securities impairment, net		(2)	—	(2)	—	—
Branch consolidation and property and equipment charges		—	—	2	—	(77)
Goodwill impairment		—	—	(253)	—	—

Adjusted non-interest expense (non-GAAP)	G	$840	$913	$871	$850	$879

Net interest income, taxable-equivalent basis (GAAP)		$850	$839	$858	$859	$864

Non-interest income (GAAP)		$507	$524	$507	$513	$543
Adjustments:
Securities (gains) losses, net		(12)	(12)	(7)	1	(24)
Leveraged lease termination (gains) losses, net		(7)	(7)	(10)	2	—

Adjusted non-interest income (non-GAAP)	H	488	505	490	516	519

Adjusted total revenue (non-GAAP)	I	$1,338	$1,344	$1,348	$1,375	$1,383

Fee income ratio (non-GAAP)	H/I	36.5%	37.6%	36.4%	37.5%	37.5%
Efficiency ratio (non-GAAP)	G/I	62.8%	67.9%	64.6%	61.8%	63.6%

Adjusted Non-Interest Income/Expense

The table below presents computations of adjusted non-interest income/expense for the second quarter of 2012 and the first quarter of 2012 (non-GAAP). Management uses these measures to monitor performance and believes these measures provide meaningful information to investors. Non-interest income/expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income/expense (non-GAAP). Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

	Quarter Ended
	6/30/12	3/31/12	$ Change	% Change
Continuing Operations
Non-interest income (GAAP)	$507	$524	$(17)	-3.2%
Adjustments:
Securities gains, net	(12)	(12)	—	—
Leveraged lease termination gains, net	(7)	(7)	—	—

Adjusted non-interest income (non-GAAP)	$488	$505	$(17)	-3.4%

	Quarter Ended
	6/30/12	3/31/12	$ Change	% Change
Continuing Operations
Non-interest expense (GAAP)	$842	$913	$(71)	-7.8%
Adjustments:
Securities impairment, net	(2)	—	(2)	NM

Adjusted non-interest expense (non-GAAP)	$840	$913	$(73)	-8.0%

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 18

Reconciliation to GAAP Financial Measures

Return Ratios, Tangible Common Ratios, Capital

The following tables provide calculations of “return on average assets from continuing operations”, “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), Tier 1 capital (regulatory) and “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is not prescribed in amount by federal banking regulations. In connection with the Company’s Comprehensive Capital Assessment and Review (“CCAR”), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not prescribed in amount by federal banking regulations, analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measure. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or prescribed in any amount by federal banking regulations, these measures are considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP). Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP). The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
RETURN ON AVERAGE ASSETS FROM CONTINUING OPERATIONS
Average assets (GAAP) - continuing operations	J	$122,426	$123,756	$124,900	$126,586	$127,438
Return on average assets from continuing operations (GAAP) (1)	D/J	0.92%	0.59%	(0.43%)	0.26%	0.08%

Return on average assets from continuing operations, excluding goodwill impairment and regulatory charge related tax benefit (non-GAAP) (1)	E/J	0.92%	0.59%	0.37%	0.26%	0.03%

RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY
Average stockholders’ equity (GAAP)		$14,347	$16,715	$17,151	$17,069	$16,796
Less: Average intangible assets (GAAP)		5,221	5,253	6,019	5,998	5,909
Average deferred tax liability related to intangibles (GAAP)		(198)	(198)	(210)	(224)	(230)
Average preferred equity (GAAP)		113	3,423	3,413	3,402	3,392

Average tangible common stockholders’ equity (non-GAAP)	K	$9,211	$8,237	$7,929	$7,893	$7,725

Return on average tangible common stockholders’ equity (GAAP) (1)	B/K	12.40%	7.08%	-30.12%	5.05%	2.88%

Return on average tangible common stockholders’ equity, excluding goodwill impairment and regulatory charge related tax benefit (non-GAAP) (1)	C/K	12.40%	7.08%	6.45%	5.05%	0.57%

TANGIBLE COMMON RATIOS - CONSOLIDATED
Stockholders’ equity (GAAP)		$14,455	$17,534	$16,499	$17,263	$16,888
Less: Preferred equity (GAAP)		—	3,429	3,419	3,409	3,399
Intangible assets (GAAP)		5,207	5,236	5,265	6,039	5,981
Deferred tax liability related to intangibles (GAAP)		(201)	(195)	(200)	(220)	(227)

Tangible common stockholders’ equity (non-GAAP)	L	$9,449	$9,064	$8,015	$8,035	$7,735
Total assets (GAAP)		$122,345	$128,282	$127,050	$129,762	$130,908
Less: Intangible assets (GAAP)		5,207	5,236	5,265	6,039	5,981
Deferred tax liability related to intangibles (GAAP)		(201)	(195)	(200)	(220)	(227)

Tangible assets (non-GAAP)	M	$117,339	$123,241	$121,985	$123,943	$125,154
Shares outstanding - end of quarter	N	1,413	1,412	1,259	1,259	1,259
Tangible common stockholders’ equity to tangible assets (non-GAAP)	L/M	8.04%	7.35%	6.57%	6.48%	6.18%
Tangible common book value per share (non-GAAP)	L/N	$6.69	$6.42	$6.37	$6.38	$6.15

TIER 1 COMMON RISK-BASED RATIO (2) - CONSOLIDATED
Stockholders’ equity (GAAP)		$14,455	$17,534	$16,499	$17,263	$16,888
Accumulated other comprehensive (income) loss		(54)	60	69	(92)	177
Non-qualifying goodwill and intangibles		(4,852)	(4,881)	(4,900)	(5,649)	(5,668)
Disallowed deferred tax assets		(336)	(345)	(432)	(506)	(498)
Disallowed servicing assets		(33)	(36)	(35)	(35)	(35)
Qualifying non-controlling interests		92	92	92	92	92
Qualifying trust preferred securities		846	846	846	846	846

Tier 1 capital (regulatory)		$10,118	$13,270	$12,139	$11,919	$11,802
Qualifying non-controlling interests		(92)	(92)	(92)	(92)	(92)
Qualifying trust preferred securities		(846)	(846)	(846)	(846)	(846)
Preferred stock		—	(3,429)	(3,419)	(3,409)	(3,399)

Tier 1 common equity (non-GAAP)	O	$9,180	$8,903	$7,782	$7,572	$7,465
Risk-weighted assets (regulatory)	P	91,769	92,546	91,449	92,786	93,865
Tier 1 common risk-based ratio (non-GAAP)	O/P	10.0%	9.6%	8.5%	8.2%	7.9%

(1)	Annualized
(2)	Current quarter amount and the resulting ratio is estimated

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 19

Reconciliation to GAAP Financial Measures

Tier 1 Capital - With History Adjusted for Series A Retirement

Regions’ Series A preferred stock was repurchased on April 4, 2012 and the warrant to purchase 48.3 million shares of Regions common stock was retired on May 2, 2012. The following table presents the calculations of Tier 1 capital and the Tier 1 capital ratio, adjusted as if the repurchase of the shares and the retirement of the warrant occurred on the last day of the quarter for each prior period presented. The amount retired includes the Series A preferred stock plus the remaining balance of the related discount.

	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
TIER 1 RISK-BASED RATIO
Stockholders’ equity	$14,455	$17,534	$16,499	$17,263	$16,888
Accumulated other comprehensive (income) loss	(54)	60	69	(92)	177
Non-qualifying goodwill and intangibles	(4,852)	(4,881)	(4,900)	(5,649)	(5,668)
Disallowed deferred tax assets	(336)	(345)	(432)	(506)	(498)
Disallowed servicing assets	(33)	(36)	(35)	(35)	(35)
Qualifying non-controlling interests	92	92	92	92	92
Qualifying trust preferred securities	846	846	846	846	846

Tier 1 capital as reported	$10,118	$13,270	$12,139	$11,919	$11,802

Series A Preferred Stock Retirement (Reduction to Stockholders’ equity)	$—	$(3,500)	$(3,500)	$(3,500)	$(3,500)
Retirement of warrant to purchase 48.3 million shares of Regions common stock	—	(45)	(45)	(45)	(45)

Tier 1 capital as adjusted to exclude Series A Preferred Stock	$10,118	$9,725	$8,594	$8,374	$8,257

Risk-weighted assets [1]	91,769	92,546	91,449	92,786	93,865
Tier 1 capital ratio [1]	11.0%	14.3%	13.3%	12.8%	12.6%
Tier 1 capital ratio excluding Series A Preferred Stock and associated warrant [1]	11.0%	10.5%	9.4%	9.0%	8.8%

(1)	Current quarter amount and the resulting ratios are estimated

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 20

Statements of Discontinued Operations (unaudited)

On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust are not included in the sale. In connection with the closing, the Company and Raymond James agreed that in lieu of the $250 million pre-closing dividend from Morgan Keegan and Company, Inc. to the Company as contemplated in the original agreement, the parties would increase the purchase price by the same amount. The total purchase price received by the Company was approximately $1.2 billion. In connection with the agreement, the results of the entities being sold are reported as discontinued operations. The following tables represent the unaudited condensed results of operations for discontinued operations.

	Quarter Ended
($ amounts in millions)	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Interest income	$—	$8	$8	$9	$10
Interest expense	—	1	1	1	2

Net interest income	—	7	7	8	8
Non-interest income
Brokerage, investment banking and capital markets	—	233	251	222	229
Gain on sale	15	—	—	—	—
Other	—	7	11	10	9

Total non-interest income	15	240	262	232	238
Non-interest expense
Salaries and employee benefits	—	171	172	146	160
Net occupancy expense	—	9	9	9	9
Furniture and equipment expense	—	8	9	7	7
Goodwill impairment	—	—	492	—	—
Professional and legal fees	10	96	23	22	23
Other	1	28	36	32	43

Total non-interest expense	11	312	741	216	242
Income (loss) from discontinued operations before income tax	4	(65)	(472)	24	4
Income tax expense (benefit) (1) (2)	—	(25)	(5)	10	(26)

Income (loss) from discontinued operations, net of tax	$4	$(40)	$(467)	$14	30

Weighted-average shares outstanding–during quarter:
Basic	1,414	1,282	1,259	1,259	1,258
Diluted	1,418	1,282	1,259	1,261	1,260

Earnings (loss) per common share from discontinued operations:
Basic	$0.00	$(0.03)	$(0.37)	$0.01	$0.02
Diluted	$0.00	$(0.03)	$(0.37)	$0.01	$0.02

(1)	In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $125 million of the regulatory charge relates to discontinued operations. The regulatory settlement was finalized in the second quarter of 2011. At the time of the settlement, Regions had better information related to the tax implications. Approximately $125 million of the $200 million settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced income tax expense by approximately $44 million for the second quarter of 2011, of which approximately $27 million relates to discontinued operations.
(2)	The income tax benefit for the fourth quarter of 2011 includes a $14 million benefit related to goodwill impairment.

Regions Financial Corporation and Subsidiaries Financial Supplement to Second Quarter 2012 Earnings Release	Page 21

Forward-Looking Statements

This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury Department and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Future and proposed rules, including those that are part of the Basel III process are expected to require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.

•	Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.

•

Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.

•

Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

•	Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.

•	Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions’ business model or products and services.

•	Possible stresses in the financial and real estate markets, including possible continued deterioration in property values.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to keep pace with technological changes.

•	Regions’ ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, and regulatory and compliance risk.

•	Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.

•	The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.

•	The effects of increased competition from both banks and non-banks.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.

•	Possible downgrades in ratings issued by rating agencies.

•	Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.

•	The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.

•	Regions’ ability to receive dividends from its subsidiaries.

•	The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.

•	Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

•	The effects of any damage to Regions reputation resulting from developments related to any of the items identified above

•

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2011 and the “Foward-Looking Statements” section of Regions’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

•

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551